SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 13, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-6686                  13-1024020
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(State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)              Number)             Identification No.)

1271 Avenue of the Americas, New York, New York                 10020
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    (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure.

         On November 13, 2002, at 5:00 p.m. Eastern Time, The Interpublic Group of Companies, Inc. (the "Company") held a conference call to discuss its press release of the same date. An unofficial transcript (the "Transcript") of the conference call is attached hereto as Exhibit 99.1.

         The Transcript contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in the Transcript that are not historical facts, including statements about the Company's beliefs and expectations, particularly regarding recent business and economic trends, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

         Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of national and regional economic conditions, the effect of national or global conflicts, the Company's ability to attract new clients and retain existing clients, the financial success of the Company's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world, the results of the review of the facts relating to the proposed restatement of financial results, the audit of restated financial statements and the successful completion and integration of acquisitions which complement and expand the Company's business capabilities.

         One of the Company's business strategies is to acquire businesses that complement and expand the Company's current business capabilities. Accordingly, the Company is usually engaged in evaluating potential acquisition candidates. The Company is frequently engaged in a number of preliminary discussions that may result in one or more substantial acquisitions. These acquisition opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

         Moreover, the success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired businesses into the Company's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

         In addition, the Company's representatives may from time to time refer to "pro forma" financial information. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by the Company in accordance with Generally Accepted Accounting Principles, including the balance sheets and statements of income and cash flow contained in the Company's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K.

         Investors should evaluate any statements made by the Company in light of these important factors.

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       The Interpublic Group of Companies, Inc.



Date:   November 15, 2002              By: /s/ Nicholas J. Camera
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                                           Name: Nicholas J. Camera
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary